UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 9, 2020

                       PURE HARVEST CORPORATE GROUP, INC.
                (Name of registrant as specified in its charter)

        Colorado              333-212055                  71-0952431
        State of           Commission File               IRS Employer
     --------------      --------------------         -------------------
      Incorporation             Number                Identification No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                          Name of each
    Title of each class      Trading Symbol(s)     exchange on which registered
   -------------------      -----------------    ------------------------------

            None                      N/A                            N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

     On October 9, 2020, the Company borrowed $200,000 from an unrelated third party. At the option of the lender, the loan and any accrued interest may be converted into shares of the Company's common stock. The number of shares of the Company's common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by the lesser of $0.35 or 75% of the ten day average closing price of the Company's common stock immediately prior to the date of conversion.

     As further consideration, the Company issued 100,000 shares of its restricted common stock to the lender.

Item 3.02. Unregistered Sales of Equity Securities.

     In connection  with the issuance of the note and shares  referenced in Item
2.03 of this report, the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The note and shares were issued to a sophisticated investor who was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note and the shares. No commission was paid to any person in connection with issuance of the note and shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 October 19, 2020


                                        PURE HARVEST CORPORATE GROUP, INC.


                                        By: /s/ Matthew Gregarek
                                             Matthew Gregarek
                                             Chief Executive Officer